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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of



                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 8, 2001

                              --------------------

                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   0-10824                 04-2297484

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)
                              --------------------


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                               PAGE 1 OF 4 PAGES.


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Item 5.  OTHER EVENTS

         On November 8, 2001, Genome Therapeutics Corp. issued a press release announcing its financial results for the 3-month and 12-month periods ended August 31, 2001, as well as a change in Genome's reporting schedule from an August 31 year end to a December 31 year end. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENOME THERAPEUTICS CORP.

                                             By  /s/ Stephen Cohen
                                               -----------------------
                                                 Name:  Stephen Cohen
                                                 Title:  Chief Financial Officer

Date: November 8, 2001








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                                  EXHIBIT INDEX



99.1       Press Release dated November 8, 2001

















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